UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 29, 2024

Date of Report (Date of earliest event reported): November 7, 2024

PRINCETON BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-41589	88-4268702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

183 Bayard Lane, Princeton, New Jersey		08540
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 921-1700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BPRN	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment to Current Report on Form 8-K/A (the “Amended Form 8-K”) is being filed solely to amend Item 9.01 of the Form 8-K filed on October 29, 2024 (“the Original Form 8-K”) in order to replace the press release that was furnished as Exhibit 99.1 to the Original Form 8-K (the “Original Press Release”) with a corrected press release. Such corrected press release is furnished as Exhibit 99.1 to this Amended Form 8-K, which replaces the Exhibit 99.1 filed with the Original Form 8-K in its entirety. No other changes were made to the Original Form 8-K other than to replace Exhibit 99.1. All other Items of the Original Form 8-K are unaffected by this Amended Form 8-K and such Items have not been included herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release dated October 29, 2024, as corrected.

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

PRINCETON BANCORP, INC.

Dated: November 7, 2024

	By:	/s/ George S. Rapp
George S. Rapp
Executive Vice President and Chief Financial Officer

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